Exhibit (16)
                                POWER OF ATTORNEY

         Each of the undersigned Trustees and/or officers of The Wright Managed Income Trust (the "Trust") acting individually hereby constitutes and appoints Peter M. Donovan, Judith R. Corchard, A. M. Moody III and Barbara E. Campbell, and each of them, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below, the Registration Statement on Form N-14 of the Trust related to the reorganization of two series of the Trust, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee and/or officer of the Trust, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in the capacities indicated as of this 4th day of October, 2006.



/s/ Peter M. Donovan                          /s/ A. M. Moody III
-------------------------                   -------------------------
Peter M Donovan, President,                   A. M. Moody III
Principal Executive Officer and               Trustee
Trustee

/s/ James J. Clarke                         /s/ Richard E. Taber
-------------------------                   -------------------------
James J. Clarke                              Richard E. Taber
Trustee                                      Trustee

/s/ Dorcas R. Hardy                          /s/ Barbara E. Campbell
-------------------------                   -------------------------
Dorcas R. Hardy                              Barbara E. Campbell
Trustee                                      Treasurer, Principal Financial
                                             and Accounting Officer